UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

Ultimate Indoor Football League, Inc.

(Exact name of registrant as specified in its charter)

______________________________________________________________________________

Florida

000-53787

27-0611384

(State or other jurisdiction

(Commission

    (IRS Employer

                                                                  File Number)                           Identification No.)

77 Acorn Avenue, Talmo, GA

30575

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (704) 361-2204

Assured Equities V Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year, and

Item 5.07 Submission of Matters to a Vote of Security Holders.

Corporate Name Change

On October 19, 2011, a Special Meeting of the Board of Directors of Assured Equities V Corporation was held to discuss and (1) vote upon a corporate name change from Assured Equities V Corporation to Ultimate Indoor Football League, Inc. and (2) to submit the name change to a vote of the security holders.

Upon a motion made and seconded, the Corporation’s Directors voted unanimously (100% eligible to vote, 100% voting and 100% voting in favor of the motion) to change the corporate name from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

Further,

Upon a motion made and seconded, the Corporation’s Directors voted unanimously (100% eligible to vote, 100% voting and 100% voting in favor of the motion) to submit the corporate name change from Assured Equities V Corporation to Ultimate Indoor Football League, Inc. to a vote of the Security Holders of the corporation.

On October 19, 2011, a Special Meeting of the Shareholders of Assured Equities V Corporation was held to discuss and vote upon a corporate name change from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

Upon a motion made and seconded, the Corporation’s Shareholder’s voted unanimously (100% of the shareholders eligible to vote, 100% of the shareholders voting and 100% of the votes eligible to be case voting in favor of the motion) to change the corporate name from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

EXHIBITS

Exhibit 20: Other documents or statements to security holders: Minutes of a Special Meeting of the Shareholders

Exhibit 99: Other exhibits. Minutes of a Special Meeting of the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultimate Indoor Football League, Inc.

(Registrant)

Date: November 4, 2011

Cecil VanDyke

Cecil VanDyke

(Signature)

EXHIBIT 20

NOTICE OF SPECIAL MEETING

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THE SHAREHOLDERS

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ASSURED EQUITIES V CORPORATION

Notice is hereby given, in accordance with Florida Statue 607.0702 “Special Meeting” and the Bylaws of Assured Equities V Corporation, to the shareholders of Assured Equities V Corporation (the “Corporation”) that a Special Meeting of the Shareholders will be held on Wednesday, October 19, 2011 at 1:00 pm EDT (Eastern Daylight Time).

The meeting will be conducted at the Corporation’s offices located at 77 Acorn Avenue, Talmo, Georgia, 30575.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON OR BY TELECONFERENCE.  FOR MEETING ACCESS PERMISSION, CONTACT WILLIAM D. KYLE AT 1-206-422-6677 OR BY EMAIL TO BILL@ASSUREDEQUITIES.COM.

The following matters will be presented at the meeting:

I.  Proposed Name Change of the Corporation from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

II.  The transaction of such other and further business as may properly come before the meeting.

Date: October 19, 2011

By Order of the Board of Directors

s/s William D. Kyle

William D. Kyle

Director

WAIVER OF NOTICE

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A SPECIAL MEETING OF THE SHAREHOLDERS

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ASSURED EQUITIES V CORPORATION

We, the undersigned shareholders of Assured Equities V Corporation, do herby waive Notice of The Special Meeting of the Shareholders of Assured Equities V Corporation, in accordance with Florida Statue 607.0702 “Special Meeting” and the Bylaws of Assured Equities V Corporation.

Said Special Meeting of the Shareholders of Assured Equities V Corporation to be held on Wednesday, October 19, 2011 at 1:00 pm EDT (Eastern Daylight Time) at the Corporation’s offices located at 77 Acorn Avenue, Talmo, Georgia, 30575.

s/s Ceicl VanDyke

Cecil VanDyke

Director and President, Assured Equities IV Corporation, shareholder

For: Assured Equities IV Corporation

Shareholder

MINUTES

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A SPECIAL MEETING OF THE SHAREHOLDERS

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ASSURED EQUITIES V CORPORATION

This Special Meeting of the Shareholders of ASSURED EQUITIES V CORPORATION (the “Corporation”) was held at the principal office of the Corporation at 77 Acorn Avenue, Talmo, Georgia 30575 on October 19, 2011, at 1:00 o’clock pm (EDT), with Cecil VanDyke, Director and President of Assured Equities IV Corporation, the sole shareholder of the Corporation’s issued and outstanding Common Stock in attendance in person.  Mr. VanDyke has voting and dispose rights to the issued and outstanding Common Stock of Assured Equities IV Corporation.  Mr. VanDyke is also a Director of the Corporation.

Also in attendance telephonically was Mr. William D. Kyle, Director of the Corporation.

Mr. VanDyke called the meeting to order.

Upon motion duly made, seconded and unanimously carried, Mr. Van Dyke was elected Chairman of the meeting and Mr. William D. Kyle, Secretary thereof.

The Chairman and Secretary accepted their respective positions and offices and proceeded with the discharge of their duties.

There being a quorum of the Shareholders and Directors of the Corporation, the Chairman called for the presentation of OLD BUSINESS.

There being no OLD BUSINESS, the Chairman called for the presentation of NEW BUSINESS.

NEW BUSINESS

I.  WAIVER OF NOTICE

The Chairman moved for a Shareholder’s vote reaffirming the Shareholder’s desire to waive advance notice of the Special Meeting of the Shareholder’s.  The Secretary seconded the Chairman’s motion.

Upon motion duly made, seconded and unanimously carried, the Shareholders reaffirmed their desire to waive advance notice of the Special Meeting of the Shareholders.

II.  Proposed Name Change of the Corporation from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

Mr. VanDyke opened a discussion of the proposed name change of the Corporation from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

The Corporation was incorporated in the State of Florida on August 10, 2009.  The Corporation was formed to pursue a business combination with a target business opportunity and to provide a method for a domestic or foreign private company to become a reporting company whose securities would be qualified for trading in the United States secondary market.

Since its incorporation, the Corporation had:

(a) Generated no revenues or earnings from operations,

(b) Possessed no significant assets or financial resources and

(c) Had only $100.00 cash on hand.

The Corporation does not meet the test of “going concern.”

The Corporation has not been involved in any bankruptcy, receivership or similar proceeding.  The Corporation has not undergone any material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business.

The Corporation anticipates receipt of all rights to the UIFL, including the name, and wishes to operate under the name Ultimate Indoor Football League, Inc.

The Corporation intends to issue a Private Placement Memorandum, pursuant to Regulation D, Rule 506 of the Securities Act of 1933, as Amended, in order to raise operating capital.  The Corporation intends to raise five hundred thousand and no/100 ($500,000.00) USD for operations and expansion of the Ultimate Indoor Football League (“UIFL”).

The Corporation wishes to change its name from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

The Corporation’s Board of Directors has unanimously voted to change the corporation’s name from Assured Equities V Corporation to Ultimate Indoor Football League, Inc.

The Corporation’s Board of Directors has instructed the Corporation’s directors to complete all steps necessary and required to effect the name change with State and Federal regulatory agencies providing that the name change is agreed upon by the Corporation’s shareholders.

The Corporation’s Board of Directors has directed that the Corporation’s proposed name change be put to a vote of the Corporation’s shareholders at a Special Meeting of the Shareholders.

A discussion of the merits, benefits of the name change occurred.

Upon motion duly made, seconded and unanimously (100% of eligible shareholders voting, 100% of votes in favor of the motion) carried, the Shareholders reaffirmed their desire to change the name of the Corporation from Assured Equities V Corporation to Ultimate Indoor Football League, Inc. and instructed the Corporation’s Board of Directors to initiate all actions required to effect the name change.

The Chairman called for any other business.

There being no further business before the Shareholders, on motion duly made, seconded and unanimously carried, the Special Meeting of the Shareholders of Assured Equities V Corporation (Ultimate Indoor Football League, Inc.) was adjourned.

SIGNED THIS 19TH DAY OF OCTOBER 2011.

DIRECTORS AND CORPORATE OFFICERS

s/s Cecil VanDyke

s/s William D. Kyle

Cecil VanDyke

William D. Kyle

Director, President and Chairman

Director

EXHIBIT 99

WAIVER OF NOTICE

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A SPECIAL MEETING OF THE BOARD OF DIRECTORS

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ASSURED EQUITIES V CORPORATION

We, the undersigned, being all of the Directors of ASSURED EQUITIES V CORPORATION do hereby waive all notice of this Special Meeting of The Board of Directors of said Corporation, and do hereby agree and consent that the 19th of October, 2011, at 9:00 o’clock am (EDT), be the same hereby fixed as the time and the principal office of the corporation at 77 Acorn Avenue, Talmo, GA 30575 as the place for holding the same, and that such business may be transacted thereat as may lawfully come before said meeting.

Dated: 19th October 2011

FOR Assured Equities V Corporation

s/s Cecil VanDyke

Cecil VanDyke

Director

s/s William D. Kyle

William D. Kyle

Director

Minutes

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THE SPECIAL MEETING OF THE BOARD OF DIRECTORS

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ASSURED EQUITIES V CORPORATION

This Special Meeting of the Board of Directors (“Directors”) of ASSURED EQUITIES V CORPORATION (“Corporation”) was held at the principal office of the 77 Acorn Avenue, Talmo, GA 30575 on October 19, 2011, at 9:00 o’clock am (EDT), with Cecil VanDyke and William D. Kyle, the only Directors the Corporation, in attendance or telephonically attending.  Mr. VanDyke called the meeting to order.

Upon motion duly made, seconded and unanimously carried, Cecil VanDyke was elected Chairman of the meeting and William D. Kyle, Secretary thereof.

The Chairman and Secretary accepted their respective positions and offices and proceeded with the discharge of their duties.

There being a quorum and all of the Directors of the Corporation:

OLD BUSINESS

The Chairman called for OLD BUSINESS.

There being no OLD BUSINESS, the Chairman called for NEW BUSINESS.

NEW BUSINESS

Secretary’s Report

The Secretary reported to the Board that the Corporation had received a DRAFT copy of a Private Placement Memorandum (“PPM”) prepared on behalf of the Ultimate Indoor Football League, Inc. (“UIFL”).  The draft PPM, in the amount of $500,000 outlines a maximum offering of 100,000 shares of Common Stock at an Offering Price of $5.00 per share (USD).  A copy of the draft PPM is available from the Chairman.

The Corporation’s Directors recognized the necessity of changing the name of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc. in order to more accurately reflect the nature of the Corporation, for compliance with the terms and conditions of the PPM and to prepare the Corporation for acceptance of investment capital to further implement the Corporation’s growth and expansion plans and strategies.

Further, the Corporation’s Directors wish to formalize the Corporation’s name change and to notify regulatory and other agencies, including the State of Florida, the IRS and the SEC of the Corporation’s name change.

Further, the Corporation’s Directors with to submit the Corporation’s proposed name change to a vote of the Corporation’s shareholders for their consideration, discussion and vote.

Upon motion duly made, seconded and unanimously carried, it was:

RESOLVED that the Secretary’s report be adopted in its entirety.

RESOLVED that the Corporation’s name be changed from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc. upon shareholder approval.

RESOLVED that the Corporation remain a Florida, ‘for profit’ corporation.

RESOLVED that the Corporation call a Special Meeting of the Corporation’s shareholders.

RESOLVED that the Corporation submit to the Corporation’s shareholders at a Special Meeting of the Shareholders the proposed name change of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc., for a vote by the Corporation’s shareholders.

RESOLVED that with shareholder approval the Corporation’s Directors:

Chairman: notify the Florida Secretary of State of the Corporation’s on the form provided by the State of Florida name change from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Chairman: amend the Corporation’s Articles of Incorporation, on the form provided by the State of Florida, By-laws and Internal Controls documents, as required, to indicate the Corporation’s name change from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Chairman: notify the Internal Revenue Service of the change in the name of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Chairman: notify the Corporation’s auditors, M&K CPAs, of the Corporation’s name change from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Secretary: amend the Corporation’s EDGAR account to indicate the name change of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Secretary: prepare and submit to the SEC the name change of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

Secretary: update the Corporation’s draft Form 10K, Annual Report, filing to indicate the name change of the Corporation from Assured Equities V Corporation to The Ultimate Indoor Football League, Inc.

There being no further business before the Board of Directors, on motion duly made, seconded and unanimously carried, the Special Meeting was adjourned.

DATED: 19 October 2011

CORPORATE DIRECTORS

s/s Cecil VanDyke

Cecil VanDyke

Director

s/s William D. Kyle

William D. Kyle

Director